DEBT	12 Months Ended
Dec. 31, 2015
ConvertibleNotesAbstract
DEBT

A summary of convertible notes payable as of December 31, 2015 is as follows:

Amount
Outstanding December 31, 2013	$2,596,667
Borrowings	4,263,002
Repayments	(1,936,667)
Conversions to Common stock	(660,000)
Outstanding, December 31, 2014	$4,263,002
Borrowings	1,103,817
Repayments	(2,883,000)
Conversions to Series C preferred stock	(1,147,000)
Outstanding, December 31, 2015	$1,336,819

In March 2015, the Company paid off approximately $2.7 million of the Company’s $3.8 million in outstanding promissory notes. Following these payments, the Company and each of the holders of the remaining notes entered into Exchange Agreements, wherein the holders agreed to exchange the remaining principal of $1,147,000 and accrued interest of any such notes into shares of Series C Preferred on substantially similar terms to those offered in connection with the issuance of shares of Series C Preferred and warrants consummated in February 2015.

As described under Note 2, “Shareholder’s Equity” above, in September 2015, the Company began a private offering to certain accredited investors of: (i) Secured Notes in the aggregate principal amount of up to $2.5 million; and (ii) and Note Warrants to purchase that number of shares equal to 15% of the principal amount of the Secured Note purchased by each investor, divided by the ten-day average closing price of the Company’s Common Stock. Each Secured Note accrues interest at a rate of 12% per annum, and will mature one year from the date of issuance. As of December 31, 2015, the Company had issued Secured Notes in the aggregate principal amount of $855,000 and Note Warrants to purchase an aggregate total of 280,265 shares of Common Stock. Subsequent to December 31, 2015, Secured Notes in the aggregate principal amount of $500,000 were exchanged for shares of Series C Preferred and warrants. See Note 10 “Subsequent Events” below.

In September 2015, the Company issued promissory notes to certain related parties in the aggregate principal amount of $100,000. The notes expired on October 31, 2015 and were repaid. Upon repayment, the Company paid a lender's fee to the related parties equal to 10% of the principal amount.

Line-of-Credit Facility

The Company entered into a line-of-credit agreement with a financial institution on June 30, 2014. The terms of the agreement allow the Company to borrow up to the lesser of $1.5 million or 85% of the sum of eligible accounts receivables. At December 31, 2015, the total outstanding on the line-of-credit approximated $482,000 and the Company did not have any availability to borrow. The line-of-credit bears interest at Prime rate (3.5% as of December 31, 2015) plus 4.5% per annum, as well as a monthly fee of 0.50% on the average amount outstanding on the line, and is secured by the accounts receivables that are funded against. The line-of-credit matures on July 31, 2016.